Related Party Transactions	12 Months Ended
Aug. 31, 2014
Disclosure Text Block [Abstract]
Related Party Transactions

4.  Related Party Transactions

a.  During the year ended August 31, 2014 Coresco forgave money owing for an amount of $50,430, which is reported as an extinguishment of liabilities in the Statements of Stockholder’s equity (deficiency) (August 31, 2013: Nil).

b.  During November 2013, Ross Doyle, CFO, loaned the Company $50,000 as a short term unsecured bridge loan at an interest rate of 0% (November 30, 2012: Nil).  The loan was subsequently debt settled for shares issued during the year ended August 31, 2014.

c.  The Company incurred $199,617 (including 38,523 of management fees) respectively in total for management, exploration and contractor expenses during the fiscal year ended August 31, 2014 (August 31, 2013: $172,016 (including $43,076 of management fees).  This amount is a combination of exploration contracting services, the CEO, Non Executive Director and CFO of the Company.  Total management fees for Coresco are contracted at 20,000 Swiss Francs per month and comprise office rental, infrastructure, investor meeting rooms, company secretarial services, CEO, CFO, Technical Services and Non Executive Director fees.  This agreement was entered on December 1, 2011, and can be terminated with 6 months notice subsequent to December 31, 2012.  As of August 31, 2014, the Company has an accrued liability of $45,523 for these services due to this related party (August 31, 2013: $163,643).

d.  On June 20, 2013, Panex reached an agreement with Klaus Eckhof and Ross Doyle to cancel all of their outstanding stock options with Panex.  As a result of the cancellation of the 8 million stock options.

e.  In July 2014, Coresco loaned the Company $44,000, with no specified interest or due date.  The parties may agree to settle the borrowing through repayment or issuance of equity.  In August 2014, the Company repaid $9,000 of the loan and $35,000 is outstanding at August 31, 2014.